Exhibit 10.1

                                                                  EXECUTION COPY




        *****************************************************************




                                  $500,000,000

                         INCREMENTAL FACILITY AGREEMENT

                             (TRANCHE C TERM LOANS)

                             dated as of May 3, 2005

                                     between

                                 MCC GEORGIA LLC
                                MCC ILLINOIS LLC
                                  MCC IOWA LLC
                                MCC MISSOURI LLC

                            The LENDERS Party Hereto

                         J.P. MORGAN SECURITIES INC. and
                         CITIGROUP GLOBAL MARKETS INC.,
                  as Joint Lead Arrangers and Joint Bookrunners

                                       and

                            JPMORGAN CHASE BANK, N.A.
                             as Administrative Agent






        *****************************************************************

                         INCREMENTAL FACILITY AGREEMENT

                             (TRANCHE C TERM LOANS)


     INCREMENTAL FACILITY AGREEMENT dated as of May 3, 2005, between MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("MCC IOWA"); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("MCC ILLINOIS"); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("MCC GEORGIA"); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("MCC MISSOURI", and, together with MCC Iowa, MCC Illinois and MCC Georgia, the "BORROWERS"); the TRANCHE C LENDERS party hereto (including each Tranche C Lender as defined below that becomes a party hereto pursuant to a Lender Addendum as defined below) and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

     The Borrowers, the Lenders party thereto and the Administrative Agent are parties to an Amendment and Restatement (the "AMENDMENT AND RESTATEMENT") dated as of December 16, 2004 of the Credit Agreement dated as of July 18, 2001.

     Section 2.01(e) of the Amendment and Restatement contemplates that at any time and from time to time, the Borrowers may request that one or more persons (which may include the Lenders under and as defined in the Amendment and Restatement) offer to enter into commitments to make (or, as provided herein, to convert Tranche B Term Loans into) Incremental Facility Loans under and as defined in said Section 2.01(e). The Borrowers have requested that $500,000,000 in aggregate principal amount of Reinstating Incremental Facility Term Loans under said Section 2.01(e) be made available to it in a single series of term loans. The Tranche C Lenders (as defined below) are willing to make (or to convert Tranche B Term Loans into) such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Amendment and Restatement, and accordingly, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

     Terms defined in the Amendment and Restatement are used herein as defined therein. In addition, the following terms have the meanings specified below:

          "LENDER ADDENDUM" means, with respect to any Tranche C Lender, a Lender Addendum substantially in the form of Schedule I hereto, dated as of the date hereof and executed and delivered by such Tranche C Lender as provided in Section 2.06.

          "TRANCHE C COMMITMENT" means, with respect to each Tranche C Lender, the commitment of such Lender to make Tranche C Term Loans hereunder (or, as provided herein, to convert Tranche B Term Loans into Tranche C Terms Loans hereunder). The amount of each Tranche C Lender's Tranche C Commitment is set forth in the Lender Addendum executed and delivered by such Tranche C Lender. The aggregate original amount of the Tranche C Commitments is $500,000,000.

          "TRANCHE C LENDER" means (a) on the date hereof, a lender that has executed and delivered a Lender Addendum and (b) thereafter, the lenders from time to time holding Tranche C Commitments or Tranche C Term Loans after giving effect to any assignments thereof pursuant to Section 11.06 of the Amendment and Restatement.

          "TRANCHE C TERM LOAN" means a Loan made (or, as provided herein, converted from Tranche B Term Loans) pursuant to this Agreement which shall constitute a single Series of Reinstating Incremental Facility Term Loans under Section 2.01(e) of the Amendment and Restatement.

          "TRANCHE C TERM LOAN EFFECTIVE DATE" means the date on which the conditions specified in Article IV are satisfied (or waived by the Majority Tranche C Lenders).

          "TRANCHE C TERM LOAN MATURITY DATE" means February 1, 2014.


                                   ARTICLE II

                              TRANCHE C TERM LOANS

     Section 2.01. COMMITMENTS. Subject to the terms and conditions set forth herein and in the Amendment and Restatement, each Tranche C Lender agrees to make Tranche C Term Loans to the Borrowers (or, as provided below, to convert Tranche B Term Loans) in Dollars, in an aggregate principal amount equal to such Tranche C Lender's Tranche C Commitment. Proceeds of Tranche C Term Loans shall be available for the prepayment of the Tranche B Term

Loans, the payment of fees and expenses related thereto and any use permitted under Section 8.17(c) of the Amendment and Restatement.

     Notwithstanding the foregoing, it is understood and agreed that any Tranche C Lender that also holds any Tranche B Term Loans may elect, by notice to the Administrative Agent, that the Tranche C Term Loans required to be made by such Lender on the Tranche C Term Loan Effective Date shall, to the extent of the portion of such Tranche C Term Loans not exceeding the aggregate principal amount of the Tranche B Term Loans of such Lender, be made through such Tranche B Term Loans being converted into Tranche C Term Loans (and each reference in this Agreement or the Amendment and Restatement to the "making" of any Tranche C Term Loan, or words of similar import, shall in the case of such Lender be deemed to include such conversion). Without limiting the generality of the foregoing, it is understood that the Tranche C Term Loans into which the Tranche B Term Loans are so converted shall be treated identically to the Tranche C Terms Loans being funded (and not being converted from Tranche B Term Loans) on the Tranche C Term Loan Effective Date and shall have identical Interest Periods in identical proportions and durations as all other Tranche C Loans (and, for these purposes, any Interest Periods for Tranche B Term Loans that are Eurodollar Loans in effect on the Tranche C Term Loan Effective Date shall be terminated on the Tranche C Term Loan Effective Date, and any such converting Lender shall be paid accrued interest on its Tranche B Term Loans being so converted, together with any amounts payable under Section 5.05 of the Amendment and Restatement, as if the Tranche B Term Loans were being prepaid in full on the Tranche C Term Loan Effective Date).

     Section 2.02. TERMINATION OF COMMITMENTS. Unless previously terminated, the Tranche C Commitments shall terminate after the Borrowing of the Tranche C Term Loans on the Tranche C Term Loan Effective Date.

     Section 2.03. REPAYMENT OF LOANS. The Borrowers hereby jointly and severally unconditionally promise to pay to the Administrative Agent for the account of the Tranche C Lenders the principal of the Tranche C Term Loans on each Principal Payment Date set forth in column (A) below, by an amount equal to the percentage of the Tranche C Term Loan Closing Balance (as defined below) set forth in column (B) below of the aggregate principal amount of the Tranche C Term Loans:

                    (A)                                         (B)
         PRINCIPAL PAYMENT DATE                      PERCENTAGE REDUCTION

         June 30, 2005                                           0.250%
         September 30, 2005                                      0.250%
         December 31, 2005                                       0.250%

         March 31, 2006                                          0.250%
         June 30, 2006                                           0.250%
         September 30, 2006                                      0.250%
         December 31, 2006                                       0.250%

         March 31, 2007                                          0.250%
         June 30, 2007                                           0.250%
         September 30, 2007                                      0.250%
         December 31, 2007                                       0.250%

         March 31, 2008                                          0.250%
         June 30, 2008                                           0.250%
         September 30, 2008                                      0.250%
         December 31, 2008                                       0.250%

         March 31, 2009                                          0.250%
         June 30, 2009                                           0.250%
         September 30, 2009                                      0.250%
         December 31, 2009                                       0.250%

         March 31, 2010                                          0.250%
         June 30, 2010                                           0.250%
         September 30, 2010                                      0.250%
         December 31, 2010                                       0.250%

         March 31, 2011                                          0.250%
         June 30, 2011                                           0.250%
         September 30, 2011                                      0.250%
         December 31, 2011                                       0.250%

         March 31, 2012                                          0.250%
         June 30, 2012                                           0.250%
         September 30, 2012                                      0.250%
         December 31, 2012                                       0.250%

         March 31, 2013                                          0.250%
         June 30, 2013                                           0.250%
         September 30, 2013                                      0.250%
         December 31, 2013                                       0.250%

         February 1, 2014                                       91.250%

     For purposes hereof, the "TRANCHE C TERM LOAN CLOSING BALANCE" shall mean the aggregate principal amount of the Tranche C Term Loans outstanding hereunder on the close of business on the Tranche C Term Loan Effective Date.

     To the extent not previously paid, all Tranche C Term Loans shall be due and payable on the Tranche C Term Loan Maturity Date. Notwithstanding the foregoing, if the 11% senior notes due July 15, 2013 issued by Mediacom Broadband LLC and Mediacom Broadband Corporation are not refinanced by April 15, 2013, the maturity of the Tranche C Term Loans shall be accelerated to such date.

     Section 2.04. APPLICABLE MARGIN. The Applicable Margin for Tranche C Term Loans shall be 1.00% in the case of Base Rate Loans and 2.00% in the case of Eurodollar Loans.

     Section 2.05. PREPAYMENT PREMIUM. Any optional prepayment of Tranche C Term Loans effected on or prior to the first anniversary of the Tranche C Term Loan Effective Date with the proceeds of a substantially concurrent borrowing of Incremental Facility Term Loans under the Amendment and Restatement (or any other class of term loans permitted under the Amendment and Restatement pursuant to an amendment hereto), including any conversion of Tranche C Term Loans into any such other borrowings, shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayment in the event that the Applicable Margin in respect of such Incremental Facility Term Loans (or other term loans) is less than the corresponding Applicable Margin in respect of the Tranche C Term Loans.

     Section 2.06. DELIVERY OF LENDER ADDENDA. Each Tranche C Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Tranche C Lender, the Borrowers and the Administrative Agent.

     Section 2.07. STATUS OF AGREEMENT. The Tranche C Commitments of each Tranche C Lender constitute Reinstating Incremental Facility Term Loan Commitments, the Tranche C Lenders constitute Reinstating Incremental Facility Term Loan Lenders and the Tranche C Term Loans constitute a single Series of Reinstating Incremental Facility Term Loans under Section 2.01(e) of the Amendment and Restatement.


                                   ARTICLE III

                   REPRESENTATION AND WARRANTIES; NO DEFAULTS

     The Borrowers represent and warrant to the Administrative Agent and the Lenders that (i) each of the representations and warranties made by the Borrowers in Section 7 of the Amendment and Restatement, and by each Obligor in the other Loan Documents to which it is a party, is true and complete on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Amendment and Restatement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing.


                                   ARTICLE IV

                                   CONDITIONS

     The obligations of the Tranche C Lenders to make Tranche C Term Loans are subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Majority Tranche C Lenders):

          (a) COUNTERPARTS OF AGREEMENT. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page or Lender Addendum) of (i) this Agreement from each Obligor and (ii) Lender Addenda from the Tranche C Lenders for aggregate Tranche C Commitments in an amount equal to $500,000,000.

          (b) OPINION OF COUNSEL TO OBLIGORS. The Administrative Agent shall have received an opinion, dated the Tranche C Term Loan Effective Date, of Sonnenschein Nath & Rosenthal LLP, counsel to the Obligors, covering such matters as the Administrative Agent or any Tranche C Lender may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the Tranche C Lenders and the Administrative Agent).

          (c) ORGANIZATIONAL DOCUMENTS. Such organizational documents (including, without limitation, board of director and shareholder resolutions, member approvals and evidence of incumbency, including specimen signatures, of officers of each Obligor) with respect to the execution, delivery and performance of this Agreement and each other document to be delivered by such Obligor from time to time in connection herewith and the extensions of credit hereunder as the Administrative Agent may reasonably request (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary).

          (d) OFFICER'S CERTIFICATE. A certificate of a Senior Officer, dated the Tranche C Term Loan Effective Date, to the effect that (i) the representations and warranties made by the Borrowers in Article III hereof, and by each Obligor in the other Loan Documents to which it is a party, are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default shall have occurred and be continuing.

          (e) FEES AND EXPENSES. JPMorgan Securities Inc. shall have received all fees and other amounts due and payable on or prior to the Tranche C Term Loan Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

          (f) PREPAYMENT OF TRANCHE B TERM LOANS. The principal of and interest on and all other amounts (including any amounts payable under Section 5.05 of the Amendment and Restatement) owing in respect of the Tranche B Term Loans shall, to the extent not converted into Tranche C Term Loans as provided herein, have been (or shall be concurrently) prepaid in full from funds available to the Borrowers and the proceeds of the Tranche C Term Loans.

          (g) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Tranche C Lender or special New York counsel to JPMCB may reasonably request.


                                    ARTICLE V

                                  MISCELLANEOUS

     SECTION 5.01. EXPENSES. Subject to the provisions of the Engagement Letter dated as of April 14, 2005 among Mediacom Broadband LLC, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., the Obligors jointly and severally agree to pay, or reimburse JPMorgan Securities Inc. for paying, all reasonable out-of-pocket expenses incurred by JPMorgan Securities Inc. and its Affiliates, including the reasonable fees, charges and disbursements of special New York counsel to JPMCB, in connection with the syndication of the Incremental Facility Loans provided for herein and the preparation of this Agreement.

     SECTION 5.02. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 5.03. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to any conflict of laws principles under New York law).

     SECTION 5.04. HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    MCC GEORGIA LLC
                                    MCC ILLINOIS LLC
                                    MCC IOWA LLC
                                    MCC MISSOURI LLC

                                    By  Mediacom Broadband LLC, a Member
                                    By  Mediacom Communications Corporation,
                                             a Member


                                    By:  /s/ Mark E. Stephan
                                       -------------------------------
                                         Name:  Mark E. Stephan
                                         Title:    Chief Financial Officer


                                    c/o Mediacom Communications Corporation
                                    100 Crystal Road
                                    Middletown, New York 10941

                                    Attention:  Mark E. Stephan

                                    Telecopier No.:  (845) 695-2639
                                    Telephone No.:  (845) 695-2600

                                    JPMORGAN CHASE BANK, N.A,
                                      as Administrative Agent



                                    By:  /s/
                                       -------------------------------
                                         Name:
                                         Title:


                                      Address for Notices to
                                      JPMorgan Chase Bank, N.A.,
                                      as Administrative Agent:

                                      JPMorgan Chase Bank, N.A.
                                      1111 Fannin Street, 10th Floor
                                      Houston, Texas 77002-8069
                                      Attention: Loan and Agency Services Group

                                      Telephone No.: 713-750-2102

                                      Telecopier No.: 713-750-2782

     By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that the Tranche C Term Loans shall constitute "Guaranteed Obligations" under the Guarantee and Pledge Agreement under and as defined in said Amendment and Restatement for all purposes of said Guarantee and Pledge Agreement and shall be entitled to the benefits of the guarantee and security provided under the Guarantee and Pledge Agreement.


                                      MEDIACOM BROADBAND LLC
                                       By  Mediacom Communications Corporation,
                                           a Member


                                       By:/s/ Mark E. Stephan
                                          -------------------------------
                                          Name: Mark E. Stephan
                                          Title: Chief Financial Officer

     By its signature below, the undersigned hereby confirms that all of its obligations under the Management Fee Subordination Agreement and Sections 5.04 and 5.05 of the Guarantee and Pledge Agreement shall continue unchanged and in full force and effect for the benefit of the Administrative Agent, the lenders party to the Amendment and Restatement and the Tranche C Lenders.


                                     MEDIACOM COMMUNICATIONS
                                     CORPORATION


                                     By:/s/ Mark E. Stephan
                                        -------------------------------
                                        Name: Mark E. Stephan
                                        Title: Chief Financial Officer

                                                                      Schedule I

                            [Form of Lender Addendum]

                                 LENDER ADDENDUM

     Reference is made to the Incremental Facility Agreement dated as of May 3, 2005 (the "INCREMENTAL FACILITY AGREEMENT") between MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("MCC IOWA"); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("MCC ILLINOIS"); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("MCC GEORGIA"); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("MCC MISSOURI", and, together with MCC Iowa, MCC Illinois and MCC Georgia, the "BORROWERS"); the TRANCHE C LENDERS named therein (the "TRANCHE C LENDERS"); and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT"), which Incremental Facility Agreement is being entered into pursuant to Section 2.01(e) of the Amendment and Restatement (the "AMENDMENT AND RESTATEMENT") dated as of December 16, 2004 of the Credit Agreement dated as of July 18, 2001 among the Borrowers, the Lenders party thereto and the Administrative Agent. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Incremental Facility Agreement and the Amendment and Restatement.

     By its signature below, and subject to the acceptance hereof by the Borrowers and the Administrative Agent as provided below, the undersigned hereby becomes a Tranche C Lender under the Incremental Facility Agreement, having the Tranche C Commitment, set forth below opposite its name.

     It is understood and agreed that if the undersigned also holds any Tranche B Term Loans under the Amendment and Restatement, the undersigned may elect, by notice to the Administrative Agent, that the Tranche C Term Loans required to be made by the undersigned on the Tranche C Term Loan Effective Date shall, to the extent of the portion of such Tranche C Term Loans not exceeding the aggregate principal amount of the Tranche B Term Loans of the undersigned, be made through such Tranche B Term Loans being converted into Tranche C Term Loans (and each reference in the Incremental Facility Agreement or the Amendment and Restatement to the "making" of any Tranche C Term Loan, or words of similar import, shall in the case of the undersigned be deemed to include such conversion).

     This Lender Addendum shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to any conflict of laws principles under New York law).

     This Lender Addendum may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

     IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as
of this     day of            , 200[ ].
        ---        -----------      -

Amount of Tranche C Commitment
                                            ------------------------------
                                               [Name of Tranche C Lender]

$
 ---------------
                                            By:
                                               ---------------------------
                                               Name:
                                               Title:

Accepted and agreed:

JPMORGAN CHASE BANK, N.A.,
  as Administrative Agent


By:
   ---------------------------
   Name:
   Title:


MCC GEORGIA LLC
MCC ILLINOIS LLC
MCC IOWA LLC
MCC MISSOURI LLC

By  Mediacom Broadband LLC, a Member
By Mediacom Communications Corporation, a Member


By:
   ---------------------------
   Name:
   Title: